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              SECOND AMENDMENT TO LOAN AND SECURITY AGREEMENT
                             AND LOAN DOCUMENTS

THIS SECOND AMENDMENT TO LOAN AND SECURITY AGREEMENT AND LOAN DOCUMENTS (this "Amendment"), dated as of April 10, 1998, is between NATIONAL BANK OF
CANADA, a Canadian chartered bank ("Lender"), and CET ENVIRONMENTAL
SERVICES, INC., a California corporation ("Borrower").


                                   RECITALS

A.  Lender and Borrower entered into a Loan and Security Agreement dated
    May 29, 1997, as amended by an Amendment to Loan and Security Agreement and Loan Documents dated as of August 29, 1997 (as amended, the "Loan Agreement"), providing for the Revolving Loans, Equipment Loans, a Term Loan and Letters of Credit in the aggregate maximum available amount not to exceed $10,000,000. Defined terms used herein and not defined herein shall have the meaning set forth in the Loan Agreement.

B.  The Loans are secured by the Collateral.

C. The Borrower and Lender desire to enter into this Amendment in order to extend the Maturity Date and in order to make certain other changes to the terms of the Loan Agreement.

                                   AGREEMENT

IN CONSIDERATION of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lender and Borrower agree as follows:

1. EXTENSION OF MATURITY DATE. In order to extend the Maturity Date of the Loans, Section 1(t) of the Loan Agreement is hereby revised by substituting the date "May 3O, 1999" for the date "November 30, 1998" in Subsection (i) in the second line of the section.

2. ELIGIBLE UNBILLED ACCOUNTS. Section 1(c)(ii) of the definition of "Revolving Loan Availability" relating to Eligible Unbilled Accounts is amended and restated in its entirety to read as follows:

           (ii) up to the lesser of (A) fifty percent (50%) of the face amount (less maximum discounts, credits and allowances which may be taken by or granted to Account Debtors in connection therewith) then outstanding under Eligible Unbilled Accounts at such time, less such reserves as Lender in its sole discretion elects to establish or (B) $2,500,000.

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       Lender may at any time and from time to time in its sole discretion change the advance percentage as set forth above.

3. NET PROFIT AFTER TAXES. Section 12(r)(ii) of the Loan Agreement regarding net profit after taxes and before extraordinary gains is amended to require Borrower's compliance therewith commencing December 31, 1998 by substituting the date "December 31, 1998" for the date "December 31, 1997" in the last line thereof.

4.  LOAN DOCUMENTS.

    a. Lender and Borrower agree that any and all notes to other documents executed in connection with the Loans (collectively, the "Loan Documents") are hereby amended to reflect the amendments set forth herein and that no further amendments to any Loan Documents are required to reflect the foregoing.

    b. All references in any document to the Loan Agreement or any other Loan Document shall refer to the Loan Agreement or such Loan Document as amended pursuant to this Amendment.

5. CONDITIONS PRECEDENT. The obligations of Lender under this Amendment are subject to the satisfaction of the following conditions:

    a.  Borrower shall have executed and delivered this Amendment;

    b. Borrower shall have paid to Lender a modification fee in the amount of $10,000;

    c. Borrower shall have executed and delivered to Lender and Lender shall have filed with the Environmental Protection Agency a Notice of Assignment complying with the Assignment of Claims Act and acceptable to Lender; and

    d. No Event of Default or event that with notice or the passage of time, or both, would constitute an Event of Default shall have occurred as of the date hereof.

6. REPRESENTATIONS AND WARRANTIES. Borrower hereby certifies to the Lender that as of the date of this Amendment (taking into consideration the transactions contemplated by this Amendment), all of Borrower's representations and warranties contained in the Loan Agreement and all Loan Documents are true, accurate and complete in all material respects, and no Event of Default or event that with notice or the passage of time or both would constitute an Event of Default has occurred under the Loan Agreement or any Loan Document. Without limiting the generality of the foregoing, Borrower represents and warrants that the execution and delivery of this Amendment has been authorized by all necessary action on the part of Borrower, that the person executing this Amendment on

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    behalf of Borrower is duly authorized to do so and that this Amendment constitutes the legal, valid, binding and enforceable obligation of Borrower.

7. ADDITIONAL DOCUMENTS. Borrower shall execute and deliver to Lender at any time and from time to time such additional amendments to the Loan Agreement and the Loan Documents as the Lender may request to confirm and carry out the transactions contemplated hereby or to confirm, correct and clarify the security for the Loan.

8. CONTINUATION OF THE LOAN AGREEMENT, ETC. Except as specified in this Amendment, the provisions of the Loan Agreement and the Loan Documents shall remain in full force and effect, and if there is a conflict between the terms of this Amendment and those of the Loan Agreement or the Loan Documents, the terms of this Amendment shall control.

9.  MISCELLANEOUS.

    a. This Amendment shall be governed by and construed under the laws of the State of Colorado and shall be binding upon and inure to the benefit of the parties hereto and their successors and permissible assigns.

    b. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.

    c. This Amendment and all documents to be executed and delivered hereunder may be delivered in the form of a facsimile copy, subsequently confirmed by delivery of the originally executed document.

    d. Time is of the essence hereof with respect to the dates, terms and conditions of this Amendment and the documents to be delivered pursuant hereto.

    e. This Amendment constitutes the entire agreement between Borrower and the Lender concerning the subject matter of this Amendment. This Amendment may not be amended or modified orally, but only by a written agreement executed by Borrower and the Lender and designated as an amendment or modification of the Loan Agreement as amended by this Amendment.

    f. If any provision of this Amendment shall be held invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions of this Amendment shall not be impaired thereby.

    g. The section headings herein are for convenience only and shall not affect the construction hereof.

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    h.  Execution of this Amendment is not intended to and shall not constitute a waiver by the Lender of any Event of Default or event that with notice or the passage of time, or both, would constitute an Event of Default.

    EXECUTED as of the date first set forth above.


                                       BORROWER:

                                       CET ENVIRONMENTAL SERVICES,
                                       INC., a California corporation


                                       By: /s/ Rick C. Townsend
                                          ---------------------------
                                          Rick C. Townsend
                                          Executive Vice President



                                       LENDER:

                                       NATIONAL BANK OF CANADA, a
                                       Canadian chartered bank


                                       By: /s/ Andrew M. Conneen, Jr.
                                          ---------------------------
                                          Andrew M. Conneen, Jr.
                                          Vice President


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